                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                          Commission Only (as permitted by Rule
                                          14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

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     (4) Date Filed:

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

                 PROSPECT STREET(R) HIGH INCOME PORTFOLIO INC.
                               TWO GALLERIA TOWER
                                13455 NOEL ROAD
                              DALLAS, TEXAS 75240

                                                               February 15, 2002

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Prospect Street(R) High Income Portfolio Inc. (the "Fund") to be held at The University Club of Dallas, at 13350 Dallas Parkway, Suite 4000, Dallas, Texas 75240, on Friday, March 15, 2002, at 10:00 a.m. In addition to voting on the proposals described in the Notice of Annual Meeting of Stockholders, you will have an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a stockholder.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting.

                                          Sincerely,

                                          /s/ JAMES D. DONDERO

                                          James D. Dondero
                                          President

                 PROSPECT STREET(R) HIGH INCOME PORTFOLIO INC.
                               TWO GALLERIA TOWER
                                13455 NOEL ROAD
                              DALLAS, TEXAS 75240

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 15, 2002
                             ---------------------

     The Annual Meeting of Stockholders of Prospect Street High Income Portfolio Inc., a Maryland corporation (the "Fund"), will be held at The University Club of Dallas, at 13350 Dallas Parkway, Suite 4000, Dallas, Texas 75240, on Friday, March 15, 2002, at 10:00 a.m., for the following purposes:

     - To elect two Directors of the Fund, each to serve for a three-year term expiring at the 2005 annual meeting and until his successor is duly elected and qualified; and

     - To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The close of business on February 8, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON AT THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY.

                                          By Order of the Board of Directors

                                          /s/ R. JOSEPH DOUGHERTY

                                          R. Joseph Dougherty
                                          Secretary

February 15, 2002
Dallas, Texas

                 PROSPECT STREET(R) HIGH INCOME PORTFOLIO INC.
                               TWO GALLERIA TOWER
                                13455 NOEL ROAD
                              DALLAS, TEXAS 75240

                             ---------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 15, 2002
                             ---------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Prospect Street High Income Portfolio Inc., a Maryland corporation (the "Fund"), for use at the Fund's Annual Meeting of Stockholders (the "Annual Meeting") to be held at The University Club of Dallas, at 13350 Dallas Parkway, Suite 4000, Dallas, Texas 75240, on Friday, March 15, 2002, at 10:00 a.m., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated February 15, 2002. The Fund is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

     This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy were sent to stockholders on or about February 15, 2002. The Board of Directors has fixed the close of business on February 8, 2002 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 27,632,733 shares of the Fund's Common Stock and 3,000 shares of the Fund's Auction Rate Cumulative Preferred Shares (the "Preferred Shares") were issued and outstanding. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.

     If the accompanying form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon. Executed and returned proxies that are unmarked will be voted FOR all the proposals and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment thereof. The Board of Directors does not know of any matter to be considered at the Annual Meeting other than the election of Directors referred to in this Proxy Statement. A stockholder may revoke his or her proxy by appearing at the Annual Meeting and voting in person, or by giving written notice of such revocation to the Secretary of the Fund or by returning a later-dated proxy before the Annual Meeting.

     If a quorum is not present at the Annual Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. In determining whether to adjourn the Annual Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Annual Meeting in person or by proxy.

     Shares represented by properly executed proxies with respect to which a vote is withheld, an abstention is indicated, or a broker does not vote will be treated as shares that are present and entitled to vote for purposes of determining a quorum, but will not constitute a vote "for" or "against" a proposal.

     In addition to soliciting proxies by mail, the employees of the Fund or the investment adviser may solicit proxies by telephone or in person. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.

                             THE INVESTMENT ADVISER

     Highland Capital Management, L.P. (the "Adviser"), with its principal office at 13455 Noel Road, Suite 1300, Dallas, Texas 75240, serves as the investment adviser to the Fund.

                                    PROPOSAL

                             ELECTION OF DIRECTORS

     The holders of the Fund's Common Stock are being asked to elect Scott F. Kavanaugh as a Director of the Fund, and the holders of the Fund's Preferred Shares are being asked to elect Timothy K. Hui as a Director of the Fund, each to serve for a three-year term until the 2005 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Messrs. Kavanaugh and Hui are currently serving as Directors of the Fund, and each has agreed to continue to serve as a Director if elected. If either Mr. Kavanaugh or Mr. Hui is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend.

     The Board of Directors is divided into three classes with the term of office of one class expiring each year. Class I is comprised of one Director, and Classes II and III are each comprised of two Directors. All current Directors (except Bryan A. Ward, who was elected by the Board to fill a vacancy) were elected at a special stockholders' meeting held on December 12, 1999, effective as of January 21, 2000, the date the Investment Management Agreement between the Fund and the Adviser became effective, and subsequently were re-elected as Directors at the Fund's 2000 Annual Stockholders' Meeting held on October 27, 2000. On November 29, 2000, the Board of Directors classified itself into three classes. Mr. Dondero is a Class I Director and was re-elected to serve a three-year term at the Fund's 2001 Annual Stockholders' Meeting held on March 30, 2001. Messrs. Hui and Kavanaugh are Class II Directors. Messrs. Leary and Ward are Class III Directors.

     In elections of Directors, the holders of any outstanding Preferred Shares, as a separate class, will vote to elect two Directors, the holders of the Common Stock, as a separate class, will vote to elect two Directors and the holders of the Preferred Shares and the Common Stock, voting together as a single class, will elect the remaining Directors. The Fund's Board has designed Messrs. Hui and Ward as the Directors to be elected by holders of the Preferred Shares; Messrs. Kavanaugh and Leary as the Directors to be elected by holders of the Common Stock; and Mr. Dondero as the Director to be elected by holders of the Preferred Shares and Common Stock.

     In addition, during any period ("Voting Period") in which the Fund has not paid dividends on the Preferred Shares in an amount equal to two full years dividends, the holders of Preferred Shares, voting as a separate class, are entitled to elect (in addition to the two Directors set forth above) the smallest number of additional Directors as is necessary to assure that a majority of the Directors has been elected by the holders of Preferred Shares. If the Fund has not so paid dividends, the terms of office of all persons who are Directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the Preferred Shares of the number of Directors that such holders are entitled to elect. The additional Directors elected by the holders of the Preferred Shares, together with the incumbent Directors, will constitute the duly elected Directors of the Fund. When all dividends in arrears on the Preferred Shares have been paid or provided for, the terms of office of the additional Directors elected by the holders of the Preferred Shares will terminate.

INFORMATION ABOUT NOMINEES FOR DIRECTOR AND CONTINUING DIRECTORS

     Set forth below is the name and certain biographical and other information for Messrs. Kavanaugh and Hui as the nominees for Director and each continuing Director, as reported to the Fund by Messrs. Kavanaugh and Hui and each continuing Director:

  CLASS II -- NOMINEES FOR DIRECTOR WITH TERMS EXPIRING IN 2005 (NOMINEES FOR NON-INTERESTED DIRECTORS)

                                                                   PRINCIPAL OCCUPATION(S) DURING THE PAST
NAME (AGE) AND ADDRESS            POSITION(S) HELD WITH THE FUND   FIVE YEARS AND OTHER DIRECTORSHIPS HELD*
----------------------            ------------------------------   ----------------------------------------
TIMOTHY K. HUI (53)               Director since January 2000      Since September 1998, Director of
  (Preferred Shares Designee)                                      Learning Resources of the Philadelphia
  48 Willow Greene Drive                                           Biblical University; prior to September
  Churchville, Pennsylvania                                        1998, Managing Partner of Hui & Malik,
  18966                                                            L.L.P. (law firm)
SCOTT F. KAVANAUGH (41)           Director since January 2000      Since January 2000, Executive Vice
  (Common Stock Designee)                                          President, Treasurer and Board Member of
  One Venture, Suite 300                                           Commercial Capital Bank and, since April
  E. Irvine, California 92618                                      1998, Managing Principal and Chief
                                                                   Operating Officer of Financial
                                                                   Institutional Partners Mortgage Company
                                                                   and the Managing Principal and President
                                                                   of Financial Institutional Partners, LLC
                                                                   (investment banking); prior to April
                                                                   1998, Managing Partner and Director of
                                                                   Trade of Great Pacific Securities, Inc.
                                                                   (investment banking)

---------------

* Each Director and officer of the Fund serves in the same capacity with respect to Prospect Street(R) Income Shares Inc. ("Prospect Street Income Fund"), another registered investment company advised by the Adviser.

  CLASS III -- CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2003 (NON-INTERESTED DIRECTORS)

                                                                  PRINCIPAL OCCUPATION(S) DURING THE PAST
NAME (AGE) AND ADDRESS           POSITION(S) HELD WITH THE FUND   FIVE YEARS AND OTHER DIRECTORSHIPS HELD
----------------------           ------------------------------   ---------------------------------------
BRYAN A. WARD (43)               Director since November 2001     Since 1999, Special Projects Advisor,
  (Preferred Shares Designee)                                     Contractor, Information Technology
  901 Main Street                                                 consultant of Accenture, LLP; prior to
  Dallas, Texas 75202                                             1999, Vice President of Operations and
                                                                  founding management team member of
                                                                  Quaris, Inc. (online energy exchange
                                                                  and marketplace)

                                                                  PRINCIPAL OCCUPATION(S) DURING THE PAST
NAME (AGE) AND ADDRESS           POSITION(S) HELD WITH THE FUND   FIVE YEARS AND OTHER DIRECTORSHIPS HELD
----------------------           ------------------------------   ---------------------------------------
JAMES F. LEARY (71)              Director since January 2000      Since January 1999, Managing Director
  (Common Stock Designee)                                         of Benefit Capital Southwest, Inc.
  2006 Peakwood Drive                                             (financial consulting); prior to
  Garland, Texas 75044                                            January 1999, Vice Chairman, Finance
                                                                  and a Director of Search Financial
                                                                  Services, Inc.; board member of
                                                                  Associated Materials, Inc. (building
                                                                  product manufacturer), Capstone funds
                                                                  (a family of mutual funds consisting of
                                                                  nine investment portfolios) and MESBIC
                                                                  Ventures, Inc. (minority enterprise
                                                                  SBIC)

  CLASS I -- CONTINUING DIRECTOR WITH TERM EXPIRING IN 2004 (INTERESTED
  DIRECTOR)

                                                                   PRINCIPAL OCCUPATION(S) DURING THE PAST
NAME (AGE) AND ADDRESS            POSITION(S) HELD WITH THE FUND                 FIVE YEARS
----------------------            ------------------------------   ---------------------------------------
JAMES D. DONDERO (38)**           President and Director since     Since March 1993, President and Chief
  13455 Noel Road, Suite 1300     January 2000                     Investment Officer of the Adviser
  Dallas, Texas 75240

---------------

** Mr. Dondero is deemed to be an "interested person" of the Fund under the 1940
   Act because of his position with the Adviser.

                                     * * *

     In addition to Mr. Dondero, the Fund's other executive officers are Mark K. Okada and R. Joseph Dougherty. Set forth below is the name and certain biographical and other information for Messrs. Okada and Dougherty as reported by them to the Fund.

                                                                   PRINCIPAL OCCUPATION(S) DURING THE PAST
NAME (AGE) AND ADDRESS            POSITION(S) HELD WITH THE FUND                 FIVE YEARS
----------------------            ------------------------------   ---------------------------------------
MARK K. OKADA (38)                Executive Vice President since   Since 1993, Executive Vice President of
                                  January 2000                     the Adviser
R. JOSEPH DOUGHERTY (31)          Senior Vice President,           Since 1998, Portfolio Manager with the
                                  Secretary and Treasurer since    Adviser; prior to 1998, Investment
                                  January 2000                     Analyst with Sandera Capital Management

     The address of Messrs. Okada and Dougherty is 13455 Noel Road, Suite 1300, Dallas, Texas 75240.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUND AND PROSPECT STREET INCOME FUND

     Set forth in the table below is the dollar range of Common Stock of the Fund and the aggregate range of Common Stock of the Fund and Prospect Street Income Fund beneficially owned by each Director.

                                                                               AGGREGATE DOLLAR RANGE
                                                                                 OF COMMON STOCK OF
                                                      DOLLAR RANGE OF COMMON   THE FUND AND PROSPECT
DIRECTOR                                                STOCK OF THE FUND*       STREET INCOME FUND
--------                                              ----------------------   ----------------------
James D. Dondero....................................        Over $100,000            Over $100,000
Timothy K. Hui......................................     $     1-$ 10,000         $     1-$ 10,000
Scott F. Kavanaugh..................................     $10,001-$ 50,000         $10,001-$ 50,000
James F. Leary......................................     $     1-$ 10,000         $     1-$ 10,000
Bryan A. Ward.......................................                  -0-                      -0-

---------------

* Valued as of February 7, 2002. Except as otherwise indicated, each person has sole voting and investment power.

     As of February 8, 2002, Directors and officers of the Fund, as a group, owned less than 1% of the Fund's outstanding Common Stock and did not own any Preferred Shares.

     During the fiscal year ended October 31, 2001, the Directors of the Fund, identified in the table set forth in "Remuneration of Directors and Executive Officers" below, met eight times. During that year, these Directors attended all of the meetings of the Board held during the time they were Directors. The Board of Directors has two committees, the Audit Committee and the Nominating Committee. Pursuant to the Audit Committee Charter adopted by the Fund's Board, the Audit Committee is responsible for conferring with the Fund's independent accountants, reviewing the scope and procedures of the year-end audit, reviewing annual financial statements and recommending the selection of the Fund's independent accountants. In addition, the Audit Committee may address questions arising with respect to the valuation of certain securities in the Fund's portfolio. The Audit Committee currently is comprised of Messrs. Hui, Kavanaugh, Leary and Ward, representing all of the non-interested members of the Board. The Audit Committee members are also "independent" under the listing standard of the New York Stock Exchange. The Audit Committee met two times in fiscal 2001, and each Audit Committee member attended both meetings. The report of the Audit Committee for the fiscal year ended October 31, 2001 is attached as Appendix A to this Proxy Statement. The Nominating Committee is currently comprised of all of the non-interested members of the Board, and its function is to canvass, recruit, interview, solicit and nominate any directors who would be non-interested members of the Board. The Nominating Committee does not consider nominees recommended by Fund stockholders. The Nominating Committee met once in fiscal 2001, and each Nominating Committee member was in attendance.

REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The executive officers of the Fund and those of its Directors who are "interested persons" of the Fund receive no direct remuneration from the Fund. Those Directors who are not interested persons are compensated at the rate of $10,000 annually, plus $2,000 per Directors' meeting attended in person or $1,000 per Directors' meeting attended by telephone, and are reimbursed for actual out-of-pocket expenses relating to attendance at such meetings. In addition, the members of the Fund's Audit Committee receive $1,000 for each Audit Committee meeting attended, together with actual out-of-pocket expenses relating to attendance at such meetings.

     The following table summarizes the compensation paid by the Fund to its Directors for the fiscal year ended October 31, 2001 and the aggregate compensation paid by the Fund and Prospect Street Income Fund to Directors during the year ended December 31, 2001.

                                                                          AGGREGATE COMPENSATION FROM
                                                      COMPENSATION FROM   THE FUND AND PROSPECT STREET
DIRECTOR                                                  THE FUND                INCOME FUND
--------                                              -----------------   ----------------------------
James D. Dondero(1).................................       $     0                  $     0
Timothy K. Hui......................................       $24,000                  $29,167
Scott F. Kavanaugh..................................       $24,000                  $29,167
James F. Leary......................................       $24,000                  $29,167
Bryan A. Ward.......................................           N/A(2)               $ 4,667

---------------

(1) "Interested person" of the Fund under the 1940 Act.

(2) Mr. Ward was not a Director of the Fund during the fiscal year ended October 31, 2001.

SHARE OWNERSHIP AND CERTAIN BENEFICIAL OWNERS

     To the Fund's knowledge, no person owned beneficially 5% or more of the outstanding shares of Common Stock or Preferred Shares of the Fund as of the Record Date, other than Cede & Co., which held of record 93.59% of the
outstanding shares of Common Stock and      % of the outstanding Preferred
Shares. The Adviser beneficially owned 632,052 shares of Common Stock, or 2.29% of the outstanding shares of Common Stock as of the Record Date.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     To the Fund's knowledge, all of its officers, Directors and holders of more than 10% of its Common Stock complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended October 31, 2001. In making this disclosure, the Fund has relied solely on written representations of its current Directors, officers and more than 10% holders and on copies of reports that have been filed with the Securities and Exchange Commission.

REQUIRED VOTE

     The election of Directors requires the affirmative vote of the holders of a majority of the Preferred Shares, represented in person or by proxy at the Annual Meeting, in the case of Mr. Hui, and the holders of a majority of the Common Stock, represented in person or by proxy at the Annual Meeting, in the case of Mr. Kavanaugh.

     THE BOARD OF DIRECTORS, INCLUDING ALL OF THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH NOMINEE AS
                                   DIRECTOR.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The 1940 Act requires that the Fund's independent accountants be selected by a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund. One of the purposes of the Audit Committee is to recommend to the Fund's Board the selection, retention or termination of independent accountants for the Fund. At a meeting held on December 7, 2001, the Fund's Audit Committee recommended and the Fund's Board, including a majority of those Directors who are not "interested persons" of the Fund, approved the selection of Ernst & Young LLP ("Ernst & Young") as the Fund's independent accountants for the fiscal year ending October 31, 2002. Ernst & Young, a major international accounting firm, has acted as independent accountants of the Fund since September 8, 2000. A representative of Ernst & Young will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions. After reviewing the Fund's audited financial statements for the fiscal year ended

October 31, 2001, the Fund's Audit Committee recommended to the Fund's Board that such statements be included in the Fund's annual report to stockholders. A copy of the Committee's report is attached as Appendix A to this proxy statement.

     Audit Fees. For the fiscal year ended October 31, 2001, Ernst & Young billed the Fund $42,000, for services rendered for the audit of the Fund's annual financial statements.

     Financial Information Systems Design and Implementation. For the fiscal year ended October 31, 2001, Ernst & Young did not bill the Fund, the Adviser or any entity controlling, controlled by or under common control with the Adviser for financial information systems design or implementation services.

     All Other Fees. For the fiscal year ended October 31, 2001, Ernst & Young billed the Fund $69,000 and billed the Fund, the Adviser and entities controlling, controlled by or under common control with the Adviser in the aggregate $598,000 for services other than those described above. The Audit Committee for the Fund considered the compatibility of these non-audit services with Ernst & Young's independence.

                                 ANNUAL REPORT

COPIES OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2001 ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 13455 NOEL ROAD, SUITE 1300, DALLAS, TEXAS 75240, OR BY CALLING 1-877-532-2834.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Directors do not intend to present any other business at the Annual Meeting nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                             STOCKHOLDER PROPOSALS

     Any proposals of stockholders that are intended to be presented at the Fund's 2003 Annual Meeting of Stockholders must be received at the Fund's principal executive offices no later than October 15, 2002 and must comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting. The date after which notice of a shareholder proposal submitted is considered untimely and persons holding proxies will have discretionary voting authority over such proposals, except as otherwise provided under applicable law, is December 29, 2002.

                                          By Order of the Board of Directors

                                          /s/ JAMES D. DONDERO

                                          James D. Dondero
                                          President

Dallas, Texas
February 15, 2002

                                   APPENDIX A

Report of the Audit Committee

     The Audit Committee oversees the Fund's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Fund including the matters in the written disclosures required by the Independence Standards Board.

     The Committee discussed with the Fund's independent auditors the overall scope and plans for the audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report to Stockholders for the year ended October 31, 2001. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Fund's independent auditors.

     Scott F. Kavanaugh, Audit Committee Chair
     Timothy K. Hui, Audit Committee Member
     James F. Leary, Audit Committee Member
     Bryan A. Ward, Audit Committee Member

December 2001

                                   ----------

                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.

                                   ----------

                                  Common Stock

Mark box at right if an address or comment has been noted on the reverse side of this card. [ ]

CONTROL NUMBER:

Please be sure to sign and date this Proxy.           Date:
                                                           ---------------

--------------------------------------------------------------------------------
Stockholder sign here                           Co-owner sign here

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE




1. With respect to the proposal to elect Mr. Scott F. Kavanaugh as a Director:

For [ ]     Withhold Authority [ ]

2. In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

RECORD DATE SHARES:

                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.

                 ANNUAL MEETING OF STOCKHOLDERS - MARCH 15, 2002
          COMMON STOCK PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Prospect Street High Income Portfolio Inc., a Maryland corporation (the "Fund"), hereby appoints Mark K. Okada and R. Joseph Dougherty, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at The University Club of Dallas, at 13350 Dallas Parkway, Suite 4000, Dallas, Texas 75240, on Friday, March 15, 2002, at 10:00 a.m., and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

 THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF
 THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.

        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.

   Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

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

                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.

                    AUCTION RATE CUMULATIVE PREFERRED SHARES

     Mark box at right if an address or comment has been noted on the reverse side of this card. [ ]

     [X]  PLEASE MARK VOTES AS IN THIS EXAMPLE

     1. With respect to the proposal to elect Mr. Timothy K. Hui as a Director:

                 For  [ ]                Withhold Authority  [ ]

     2. In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

                                          Please be sure to sign and date this
                                          Proxy.

                                          Date: -------------------------, 2002

                                          --------------------------------------
                                          Stockholder sign here

                                          --------------------------------------
                                          Co-owner sign here

                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.

                ANNUAL MEETING OF STOCKHOLDERS -- MARCH 15, 2002
        PREFERRED SHARES PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

     The undersigned holder of Auction Rate Cumulative Preferred Shares ("Preferred Shares") of Prospect Street High Income Portfolio Inc., a Maryland corporation (the "Fund"), hereby appoints Mark K. Okada and R. Joseph Dougherty, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at The University Club of Dallas, at 13350 Dallas Parkway, Suite 4000, Dallas, Texas 75240, on Friday, March 15, 2002, at 10:00 a.m., and at any and all adjournments thereof, and thereat to vote all Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

     THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.

     PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

     Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

HAS YOUR ADDRESS CHANGED?                          DO YOU HAVE ANY COMMENTS?

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